UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 3, 2003
                                                 ---------------------------


                                 DONNKENNY, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter


              Delaware                     0-21940                51-0228891
---------------------------------- ------------------------- -------------------
  (State or other jurisdiction of        (Commission            (IRS Employer
           incorporation)                File Number)        Identification No.)


                   1411 Broadway
                 New York, New York                                10018
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (212)730-7770
                                                   ---------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

    (a.) Previous independent accountants
         --------------------------------

            The Company previously reported that it had replaced Deloitte & Touche LLP with Mahoney Cohen & Company, CPA, P.C. as its independent accountants.

      (vi.) The Company requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statement. A copy of said letter is attached as Exhibit
            16.1 to this Form 8-K


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a) Exhibits.

             16.1  Letter from Deloitte & Touche LLP dated September 2, 2003


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 3, 2003
                                        DONNKENNY, INC.


                                        By: /s/  Daniel H. Levy
                                            -------------------------------
                                             Daniel H. Levy
                                             Chief Executive Officer